UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2026
MARIMED INC.
(Exact name of registrant as specified in its charter)

Delaware	0-54433	27-4672745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10 Oceana Way
Norwood, MA 02062
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (781) 277-0007

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Not Applicable.	Not Applicable.	Not Applicable.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to Vote of Security Holders.

On October 28, 2026, MariMed Inc. (the "Company") held a special meeting of stockholders (the "Special Meeting") to consider and vote on the matters listed below. The proposals are described in detail in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 22, 2026. At the Special Meeting, the Company's stockholders:

1.approved an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of its common stock, par value $0.001 per share (“Common Shares”), by a ratio of not less than one-for-fifty (1-for-50) and not more than one-for-one hundred (1-for-100) (the “Reverse Stock Split”), with the exact ratio to be determined by the Company’s board of directors (the “Board”) in its sole discretion (without reducing the authorized number of Common Shares) and with the Board retaining the discretion to abandon the proposed amendment and not effect the Reverse Stock Split (the “Amendment Proposal”); and
2.approved the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and voting of proxies in the event there were insufficient votes in favor of the Amendment Proposal (the “Adjournment Proposal”).

The specific votes were as follows:

1. The Amendment Proposal:

VOTES
FOR	AGAINST	ABSTAIN
219,026,236	46,400,304	221,869

2. The Adjournment Proposal:

VOTES
FOR	AGAINST	ABSTAIN
222,642,573	39,820,076	3,185,760

Notwithstanding stockholder approval of the Amendment Proposal, the Board has not determined whether or when to effect the Reverse Stock Split and retains the discretion to abandon the Reverse Stock Split.

Item 8.01. Other Events.

On October 29, 2026, the Company issued a press release announcing the voting results for the Special Meeting. A copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated October 29, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
**********

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARIMED INC.

Dated: October 29, 2026
	By:	/s/ Mario Pinho
Mario Pinho
Chief Financial Officer